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                                                         EXHIBIT 23.4
                                          FORM S-3 FILE NO. 333-60907


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the inclusion in this Form S-3 Registration Statement of our report dated August 3, 1998. We also hereby consent to all references to our Firm included in this Form S-3 Registration Statement.


ARTHUR ANDERSON LLP



Chicago, Illinois
October 23, 1998